ASSIGNMENT AGREEMENT

     This ASSIGNMENT AGREEMENT between Mr. Fai H. Chan and SAR Trading Limited, is made and entered into this 18th day of June, 1999 by and between:

         FAI H. CHAN
         President, SAR TRADING LIMITED
         Tropic Isle Building
         P.O. Box 438
         Road Town, Tortola
         British Virgin Islands

         (hereinafter "Assignor")

         AND

         SAR TRADING LIMITED
         Tropic Isle Building
         P.O. Box 438
         Road Town, Tortola
         British Virgin Islands

         (hereinafter "Assignee")

         AND

         POWERSOFT TECHNOLOGIES, INC.
         1088-650 West Georgia Street
         PO Box 11586
         Vancouver, B.C.
         Canada  V6B 4N8

         (hereinafter "Creditor")


THE PARTIES HERETO AGREE AS FOLLOWS:

1. The Assignor has heretofore owed a debt of $1,365,278.00 to Powersoft Technologies, Inc., (hereinafter "Creditor"), whose address is 1088-650 West Georgia Street, Vancouver, British Columbia V6B 4N8.

2.   Assignor hereby assigns the $1,365,278.00 liability to Assignee.

3. Assignee accepts said assignment, including all the terms of the original contract between Creditor and Assignor, which contract is incorporated herein by reference.

4.   Creditor agrees to said assignment.

IN WITNESS WHEREOF the Parties hereto execute this assignment agreement, which shall be effective as of the 18th day of June, 1999.

         /s/ Fai H. Chan
         -------------------------------------
         Fai H. Chan, President
         SAR TRADING LIMITED


         /s/ Fai H. Chan
         -------------------------------------
         Fai H. Chan, Director
         SAR TRADING LIMITED


         /s/ Robert H. Trapp
         -------------------------------------
         Robert H. Trapp, Director
         POWERSOFT TECHNOLOGIES, INC.


















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